EXHIBIT 10.2

                        HARBOUR PETROLEUM COMPANY LIMITED
                                    Suite 406
                             505 - 8th Avenue, S.W.
                                Calgary, Alberta
                                     T2P 1G2
                            Telephone: (403)265-5522


                          OVERRIDING ROYALTY AGREEMENT


THIS AGREEMENT made as of the 4th day of August, A.D. 1981

BETWEEN:

                  HARBOUR PETROLEUM COMPANY LIMITED,
                  a body corporate, having an office in the City of Calgary, in the Province of Alberta,

                  (hereinafter referred to as "Harbour")

                                                           OF THE FIRST PART
                                     - and -

                  N.D.G. SMITH, a geologist, having an office in the City of Calgary, in the Province of Alberta,

                  (hereinafter referred to as "the Geologist")

                                                            OF THE SECOND PART

WHEREAS the Geologist has developed hydrocarbon prospects underlying certain lands in the Province of Alberta, which prospects and land are set out in Schedule "A" attached hereto (hereinafter referred to as "the said lands"), and;

WHEREAS Harbour has agreed to grant to the Geologist a certain percentage overriding royalty on the said lands set out in Schedule "A".

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements of the parties hereinafter set forth, the parties do hereby covenant and agree as follows:

1.                In this Agreement, unless the context otherwise requires:

(a)      "the prospects" means the prospects described in Schedule "A" hereto;

(b) "the said lands" means the lands described in Schedule "A" hereto where and if Harbour acquires an interest therein within 6 months of the date of this agreement.

(c) "petroleum substances" means petroleum, natural gas and all other substances which may be produced from the said lands, the rights to which are granted by the documents of title for the said lands.

(d) "market value" means the current market value of petroleum substances at the wellhead calculated by deducting from the selling price of such petroleum substances the cost of gathering, transporting, extracting, fractionating, dehydrating, processing, treating or otherwise rendering merchantable the petroleum substances, including a reasonable return on plant, gathering and processing facilities investment.

2. Harbour hereby undertakes and agrees to pay to the Geologist a certain overriding royalty (hereinafter called "the royalty") as set out in Schedule "A" hereto, of Harbour's undivided working interest in the said lands from which Harbour has the right to recover, remove, treat, sell and dispose of the petroleum substances within, upon or under the said lands and any renewal or renewals thereof.

3. Such overriding royalties on the said lands shall be calculated as herein specified on the petroleum substances or any of them, produced, saved and marketed from Harbour's undivided working interest in the said lands, and shall be paid by Harbour to the Geologist on or before the last day of each month for all crude oil, crude naptha, natural gas and plant products sold during the previous month as follows:

(a) Crude Oil: The applicable royalty percentage of the market value of crude oil and crude naptha marketed;

(b) Natural Gas: The applicable royalty percentage of the market value of natural gas marketed.

(c) Plant Products: In the event that natural gas is transported to a plant for the purpose of extracting natural gasoline therefrom or of extracting, condensing or saving additional petroleum products or sulphur; the applicable royalty percentage of the market value received by Harbour on such plant products.

4. Notwithstanding anything to the contrary herein contained or implied, Harbour shall be entitled to use free from the payment of royalty such part of the production of any petroleum substances required and used by Harbour and/or its agents in carrying out petroleum and natural gas operations, including plant operations.

5. Harbour shall at all times keep complete and accurate records of production from the said lands and the sale thereof, and said records shall be available for inspection by the Geologist and his authorized representatives at mutually convenient times during normal business hours.

6. Pooling and Unitization: Harbour at any time and from time to time shall have the right to include the said lands or any part or parts thereof and as to all or any of the leased substances and/or petroleum and natural gas, in a unit operation or pooling agreement entered into by non-associated companies dealing at arms length for the unitised or pooled development and/or operation thereof with other lands, if such becomes necessary or desirable in the sole opinion of Harbour. In addition, Harbour shall have the right from time to time in their sole discretion to alter, amend, extend or cancel any such unit operation or pooling agreement. The basis and manner of allocating unitised or pooled production among several tracts of unitised or pooled land and the content of any such operating agreement shall be in the sole discretion and determination of Harbour and if exercised bona fide shall be binding upon the Geologist. Upon any such unitization or pooling the royalty payable in respect of production and sale of the leased substances from any portion of the said lands set out in Schedule "A" hereto so unitised or pooled shall be calculated as provided in Clause 3 hereof on the value of production or unitised or pooled substances produced and sold from the unit and allocated under such unit operating agreement to that portion of the said lands included in the unit from time to time.

7. The Geologist shall own and at its own expense take in kind or separately dispose of its royalty share of the petroleum substances. If, and for so long as the geologist fails to take its royalty in kind, or if it so directs Harbour, Harbour shall dispose of the Geologist's royalty share of the petroleum substances at the same price and on the same terms as Harbour received for its own share of the petroleum substances, or at such price as Harbour, acting as a reasonably prudent operator and having regard to current market prices, availability of markets and economic conditions affecting the petroleum industry generally would dispose of its own share of the petroleum substances. Harbour may, in such case enter into a contract for the disposition of the petroleum substances, but any such contract shall be only for such reasonable period of time as is consistent with the immediate needs of the industry under the circumstances. Subject to the sales contract, the geologist may commence or resume taking its share of petroleum substances in kind by giving thirty (30) days written notice to Harbour of its desire to exercise this right. The Geologist may not exercise this right more often than once in any six (6) month period. If Harbour does not dispose of the Geologist's royalty share of petroleum substances, the Geologist shall at its own expense provide facilities for the taking thereof.

8. In the event Harbour shall assign, convey, farmout or lease their interest in the petroleum substances within, upon or under the said lands or any of them or in any portion thereof, it will cause to be inserted in any such instrument of assignment, conveyance, farmout or lease an express provision whereby assignee, purchaser farmee or lessee thereof shall assume and agree to perform and be bound by all the terms of this Agreement to the extent of the term of the estate hereby created.

9. In the event the Geologist wishes to dispose of the royalty to any other party, the Geologist shall give notice of its intention to dispose of such royalty and the price at which it wishes to dispose of the royalty. Harbour shall have thirty (30) days from the date of receipt of the said notice to decide whether it wishes to acquire the royalty at the price contained in the notice. If Harbour desires to purchase the royalty at the price stipulated in the said notice, the Geologist shall be obligated to sell the same to Harbour at such price. If Harbour does not advise the Geologist within the said (30) days of its intention to buy the royalty at the price stipulated in the said notice, then the Geologist shall be entitled to dispose of the royalty at a price not less favourable than stipulated in the said notice. If the Geologist has not disposed of the royalty on such terms within ninety (90) days of the termination of the above mentioned thirty (30) day notice period, it must reoffer any intended disposition to Harbour with the same privileges and notice period being in effect. In the event the Geologist assigns all or any part of its interest in the royalty, Harbour shall not become liable to make payments, render statements or permit audits in respect of the overriding royalty to more than one person. If the royalty is at any time owned by more than one person, such persons shall nominate one person to act as a common trustee for receipt of the royalty payable hereunder and otherwise to deal with Harbour in respect to such royalty.

10. Nothing in this Agreement shall require Harbour to perform any work on the said lands or leases thereon and Harbour may at any time and from time to time surrender the said leases or any severable part thereof without prior notice to the Geologist.

11. The parties hereto shall from time to time and at all times do all further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and provisions of this Agreement.

12. The address for service of notices, correspondence and reports required to be served by one party upon the other to this Agreement shall be as follows:

         HARBOUR PETROLEUM COMPANY LIMITED
         3025 - 400 - 4th Avenue S.W.
         Calgary, Alberta
         T2P 0J4

         N.D.G. SMITH
         87 Berwick Crescent N.W.
         Calgary, Alberta

Any notice required to be served hereunder shall be deemed to have been duly served on the second business day next following the mailing hereof by the party giving the same by prepaid registered mail duly addressed as aforesaid to the party upon whom the same is served; provided that any notices delivered by hand shall be deemed to have been served as of delivery thereof.

In the event that post office mail service is for any reason temporarily suspended, notice shall be delivered by hand. Any party hereto may change its address for service by notice served upon the other party in the manner aforesaid.

13. This Agreement shall continue in full force and effect as long as an interest in the lands subject to this Agreement, or any of them, is owned by Harbour, its successors, or assigns, provided that land surrendered by Harbour shall no longer be subject to this Agreement.

14. Time shall be of the essence of this Agreement.

15. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

16. This Agreement supercedes all other agreements, documents, writings and verbal understandings among the parties relating to the said lands and prospectus.

                  IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                           HARBOUR PETROLEUM COMPANY LIMITED

                                           /s/President
                                           ----------------------
                                           /s/Secretary
                                           ----------------------
/s/Richard W. DeVries                      /s/ N.D.G. Smith
----------------------                     ----------------------
Richard W. DeVries                         N.D.G. Smith

                THIS IS SCHEDULE "A" ATTACHED TO AND FORMING PART
                    OF AN OVERRIDING ROYALTY AGREEMENT DATED
                THE 4TH DAY OF AUGUST, A.D. 1981, BETWEEN HARBOUR
                   PETROLEUM COMPANY LIMITED AND N.D.G. SMITH


                                                      The Applicable
Prospect                 Said Lands                 Royalty Percentage
--------                 ----------                 ------------------

Marsh Creek              TWP 60 RGE 19 W5M                  2%
                         ----------------

                         Section 19:  All

Carson Creek             TWP 62 RGE 12 W5M                  2%
                         -----------------
                         Section 20:  N1/2
                         Section 21:  N1/2
                         Section 28:  All
                         Section 29:  All
                         Section 30:  All
                         Section 31:  All
                         Section 32:  All
                         Section 33:  All

                         TWP 63 RGE 12 W5M
                         -----------------
                         Section 4:  All
                         Section 5:  All
                         Section 6:  All

Edgerton                 TWP 42 RGE 3  W4M                  2%
                         ------------------
                         Section 32:  All
                         Section 33:  N1/2 & SE1/4

Pigeon                   TWP 47 RGE 1  W5M
                         -----------------
                         Section 14:  All
                         Section 15:  Portion NE1/4  (161.0 acres)
                         Section 15:  Portion NE1/4  (55.7 acres)
                         Section 15:  Portion SE1/4  (109.8 acres)
                         Section 21:  Portion N1/4  (232.7 acres)
                         Section 21:  Portion NW1/4  (4.7 acres)
                         Section 21:  Portion SE1/4  (21.2 acres)
                         Section 21:  Portion NE1/4  (82.6 acres)
                         Section 21:  Portion E1/4  (103.8 acres)
                         Section 22:  Portion SW1/4  (160.0 acres)


Taber Southeast          TWP 7  RGE 15 W4M                  1%
                         -----------------
                         Section 31:  N1/2

Hildon                   TWP 37 RGE 25 W4M                  1%
                         -----------------
                         Section 24:  All

Goose River              TWP 67 RGE 18 W4M                  1%
                         -----------------
                         Section 1:  All
                         Section 2:  All
                         Section 11:  All
                         Section 12:  All
                         Section 13:  All
                         Section 14:  All
                         Section 23:  All
                         Section 24:  All


Snipe Lake               TWP 69 RGE 18 W5M                  1%
                         -----------------
                         Section 30:  E1/2
                         Section 31:  All

                         TWP 69 RGE 19 W5M
                         -----------------
                         Section 36:  All



                         TWP 70 RGE 18 W5M
                         -----------------
                         Section 6:  S1/2

                         TWP 70 RGE 18 W5M
                         -----------------

                         Section 8:  N1/2
                         Section 9:  N1/2
                         Section 17:  All
                         Section 18:  All
                         Section 19:  All
                         Section 20:  All


Alix North               TWP 40 RGE 24 W4M                  2%
                         -----------------
                         Section 26:  All
                         Section 27:  SE1/4
                         Section 34:  All
                         Section 35:  All


                         TWP 41 RGE 24 W4M                  2%
                         -----------------
                         Section 3:  SW1/4
                         Section 4:  All
                         Section 9:  SW1/4

Killarney                TWP 42 RGE 3  W4M                  2%
                         -----------------
                         Section 33:  SW1/4

Edgerton "27"            TWP 42 RGE 3  W4M                  2%
                         -----------------
                         Section 27:  All

                         TWP 42 RGE 3 W4M
                         ----------------
Black Creek              Section 31:  All


Nevis                    TWP 39 RGE 23 W4M                  2%
                         -----------------
                         Section 10:  All
                         Section 11:  All
                         Section 14:  All
                         Section 15:  All
                         Section 21:  All
                         Section 22:  All